CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

by the
Chief Executive Officer and Chief Financial Officer

In connection with the Quarterly Report of ITEX Corporation, a Nevada corporation (the “Company”) on Form 10-QSB for the quarter ended October 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), Steven White, Chief Executive Officer and Interim Chief Financial Officer, of the Company, hereby certifies pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CHIEF EXECUTIVE OFFICER

/s/ Steven White
Steven White

December 12, 2007

INTERIM CHIEF FINANCIAL OFFICER

/s/ Steven White
Steven White

December 12, 2007